Exhibit 99.1

Organicell Regenerative Medicine, Inc. Responds to Recent Promotional Activities Pursuant to OTC Markets Request

Davie, Florida – November 21, 2022 – Organicell Regenerative Medicine, Inc. (OTCQB:OCEL) (“Organicell” or the “Company”) has been requested by OTC Markets Group, Inc. (“OTC Markets”) to issue this statement about promotional activity concerning its common stock.

On November 17, 2022, OTC Markets notified the Company of the distribution of three promotional e-mail newsletters (the “Newsletters”), each dated November 15, 2022. The three email newsletters were published by Wall Street Alerts, Epic Stocks Picks and Green Leaf Pot Stocks, respectively, and discussed, among other matters, the Company, its present and planned products, the potential market for its products and the potential for upside in the trading price of the stock. The publications also contained a summary of several recent press releases issued by the Company. OTC Markets provided the Company with the Newsletters for reference. The Company was not aware of the Newsletters prior to receiving them from OTC Markets.

The Company takes its investor relations practices seriously, including its obligations to timely and accurately release material information which might reasonably be expected to have significant effect on the market price or value of its securities. Specific claims in the Newsletters concerning the Company's stock and its upside are highly speculative and should be carefully evaluated based on the Company's latest filings on sec.gov.

The Company has been a fully reporting company, filing periodic reports under the Section 13 of the Securities Exchange Act of 1934, since June 2013 and has had its common stock quoted on OTCQB since November 9, 2021.

In connection with the Company's efforts to increase its brand and company awareness in the investment community and securities markets, in August 2022, the Company engaged TraDigital Marketing Group (“TraDigital”) to provide investor and public relations services designed to assist Organicell in achieving its goal of raising the Company’s profile in the investment community and securities markets, though, among other actions, making introductions to investment banks and broker-dealer firms, attorneys, consultants, public relations firms, investor relations firms, brand awareness firms, and digital marketing companies.

From August through November 2022, TraDigital and its affiliated firm, worked with several firms to increase awareness of the Company. Additionally, as is required of a public company, Organicell issued a number of press releases during that period, reporting material developments and accomplishments, most of which were also filed under the cover of Current Reports on Form 8-K with the Securities and Exchange Commission. These press releases have also been included on the Company's page on the OTC Markets website.

To assist TraDigital in its efforts on behalf of the Company, Organicell furnished TraDigital with copies of its periodic reports filed with the Securities and Exchange Commission, its press releases and an investor presentation, which was filed with the SEC as “7.01 Regulation FD Disclosure” in a Current Report on Form 8-K on October 12, 2022.

As part of its engagement, TraDigital and its affiliated firm engaged one or more outside firms to provide marketing services.

To the Company's knowledge, each of Wall Street Alerts, Epic Stock Picks and Green Leaf Pot Stocks is a third-party marketing and advertising firm that provides content distribution and advertising services. Both Epic Stock Picks and Green Leaf Pot Stocks state that their newsletters are owned and operated by Link Media.

Each of the Newsletters presented factual statements regarding the Company, its current and planned business and industry, seemingly drawn from the Company's SEC filings. Neither the Company nor TraDigital viewed or had any editorial control over the materials, and did not review the materials for factual accuracy or even see them prior to their dissemination. While the Company does not believe the factual statements in the Newsletters that were based on Organicell’s SEC filings and press releases were false or misleading, both newsletters included information and language that went beyond the factual statements in the Company's SEC filings and press releases. As noted, neither the Company nor TraDigital had any control over the content of the promotional materials.

The Company has no knowledge or opinion about whether the Newsletters affected trading activity, however, the Company acknowledges that trading volume on November 15, 2022, the date of the publication of the Newsletters, was significantly higher than previous daily volume levels, and that the trading price experienced an increase on that date compared to that of prior trading days.

As noted, neither the Company nor its officers or directors was involved with the creation of the information in the email Newsletters, other than the information that was gleaned from the Company’s SEC filings and press releases, which were prepared and issued by the Company.

After due inquiry, the Company confirms that it is not aware of any of its control persons, officers, directors, or any shareholders owning 10% or more of the Company's securities, that may have, directly or indirectly, been involved in any way with the creation or distribution of promotional materials related to the Company and its securities, other than the preparation of the Company's SEC filings and related press releases, the substance of which were included in the referenced Newsletters. As noted above, TraDigital and its affiliated firm were involved in engaging the outside marketing firm that engaged Wall Street Alerts, Epic Stock Picks and Green Leaf Pot Stocks, and advanced funds to the outside marketing firm for partial payment of the marketing services. However, neither TraDigital nor its affiliated firm was involved in the creation or distribution of the email newsletters or any other promotional materials.

After due inquiry of management, the directors, control persons, and any third-party service providers, the Company can confirm that neither the Company, its control persons, officers, directors, any controlling shareholders, or any third-party service providers have sold or purchased the Company's securities within the past 90 days, except for transactions that have been reported in the Company’s SEC filings.

Other than as disclosed above, the Company has not engaged any third-party providers to provide investor relations services, public relations services, marketing, or other related services including the promotion of the Company or its securities in the last twelve months.

Since August 2022, the Company has not issued any shares of common stock or convertible instruments allowing conversion to equity securities at prices that constituted a discount to the current market rate at the time of the issuance.

About Organicell Regenerative Medicines, Inc.

Organicell Regenerative Medicine, Inc. (OTCQB: OCEL) is a clinical-stage biopharmaceutical company principally focusing on the development of innovative biological therapeutics for the treatment of degenerative diseases and the provision of other related services. The Company’s proprietary products are derived from perinatal sources and manufactured to retain the naturally occurring exosomes, hyaluronic acid, and proteins without the addition or combination of any other substance or diluent. To learn more, please visit https://organicell.com/.

Forward-Looking Statements

Certain statements contained in this press release should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by the use of forward-looking terminology such as “will,” “believes,” “expects,” “potential,” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. We remind you that actual results could vary dramatically as a result of known and unknown risks and uncertainties, including but not limited to: potential issues related to our financial condition, competition, the ability to retain key personnel, product safety, efficacy and acceptance, the commercial success of any new products or technologies, success of clinical programs, ability to retain key customers, our inability to expand sales and distribution channels, legislation or regulations affecting our operations including product pricing, reimbursement or access, the ability to protect our patents and other intellectual property both domestically and internationally, and other known and unknown risks and uncertainties, including the risk factors discussed in the Company’s periodic reports that are filed with the SEC and available on the SEC’s website (http://www.sec.gov). You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Specific information included in this press release may change over time and may or may not be accurate after the date of the release. Organicell has no intention and specifically disclaims any duty to update the information in this press release.

Investor Relations and Media Relations Contact

Organicell Investor Relations
1-888-963-7881 Ext.701
IR@organicell.com

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